--------------------------------------
                        Semiannual Report March 31, 1998
                     --------------------------------------

                                   OPPENHEIMER

                                  International
                                    Bond Fund

                               [GRAPHIC OMITTED]

                                     [LOGO]

                              OppenheimerFunds(SM)
                             THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 Fund Performance

 6 An Interview
   with the Fund's
   Manager

10 Statement of Investments

18 Statement of
   Assets and
   Liabilities

20 Statement of Operations

21 Statements of
   Changes in
   Net Assets

22 Financial Highlights

24 Notes to Financial
   Statements

33 Officers and
   Trustees

36 Information and
   Services

 Report highlights
--------------------------------------------------------------------------------

o The Asian crisis caused a "flight to quality," in which international fixed-income investors shifted their investments away from emerging-market debt and into developed-market debt.

o We are finding compelling values in Latin America bonds, which were unfairly punished in the wake of the Asian crisis.

---------------------------------------
Cumulative Total Returns
---------------------------------------

For the 6-Month Period
Ended 3/31/98

Class A

 Without            With
 Sales Chg.(1)      Sales Chg.(2)
---------------------------------------
 (2.03%)            (6.68%)
---------------------------------------

Class B

 Without            With
 Sales Chg.(1)      Sales Chg.(2)
---------------------------------------
 (2.38%)            (7.02%)
---------------------------------------

Class C

 Without            With
 Sales Chg.(1)      Sales Chg.(2)
---------------------------------------
 (2.38%)            (3.31%)
---------------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

1. Includes changes in net asset value per share without deducting any sales charges. This performance is not annualized.

2. Class A return includes the current maximum initial sales charge of 4.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge. This performance is not annualized.


                     2 Oppenheimer International Bond Fund

[PHOTO OMITTED]
James C. Swain
Chairman
Oppenheimer
International Bond Fund

[PHOTO OMITTED]
Bridget A. Macaskill
President
Oppenheimer
International Bond Fund

 Dear shareholder,
--------------------------------------------------------------------------------

These have been very positive times for many American investors. The U.S. economy has continued to grow at a moderate pace, unemployment has fallen to its lowest level in 30 years and inflation has also fallen to a record low. In fact, long-term interest rates have fallen to their lowest level since the government began issuing 30-year Treasury bonds in 1977.

      What benefits does this provide to the average American? First, when unemployment levels are low, many individuals tend to feel a greater sense of job security and can command higher wages because there are fewer unemployed workers vying for their jobs. Second, many homeowners are opting to refinance their existing home mortgage loans and take advantage of lower financing rates. And third, because wages are increasing faster than the rate of inflation, a paycheck may stretch farther and investors, as consumers, are able to enjoy a higher level of disposable income. This extra income can be put to use in many ways, including allocating more money to investment opportunities.

      Some industry analysts have tempered such positive news by suggesting that if the rate of inflation falls any lower, it might actually trigger a period of deflation, where we see the prices of American goods and services decline. While lower prices may sound like positive news, in reality it isn't: When prices fall too low, it erodes the value of those goods to the producer. That is, when economic conditions force a decrease in the price of goods, companies have to sell more of those items in order to make the same amount of profit, which translates into greater difficulties for corporations to improve their bottom lines.

      At OppenheimerFunds, we do not believe we will see a period of deflation in the United States. The fundamental factors that have driven the U.S. market still appear to be in place: an economy that's in its eighth year of expansion with moderate growth, low unemployment, virtually no inflation and low interest rates. However, because of economic uncertainties in other parts of the world, particularly Asia, we expect to see slower growth for stocks in 1998 and a year in which double-digit returns from the equity markets are unlikely. It's also possible that we may see investors favor the fixed, more secure interest payments offered from the bond markets.

      In closing, we'd like to reassure you that as professional money managers, we continue to keep a watchful eye on these situations and are closely monitoring your fund's investments. In times like these, your financial advisor can be of invaluable assistance to you in helping review your financial plan and guide your investments accordingly.

      Thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

/s/ James C. Swain           /s/ Bridget A. Macaskill

James C. Swain               Bridget A. Macaskill
April 21, 1998


                     3 Oppenheimer International Bond Fund

---------------------------------------
Avg Annual Total Returns
---------------------------------------

For the Period Ended 3/31/98(1)

Class A
            Since
 1 year     Inception
---------------------------------------
 (1.77)%    9.78%
---------------------------------------

Class B
            Since
 1 year     Inception
---------------------------------------
 (2.27)%    9.92%
---------------------------------------

Class C
            Since
 1 year     Inception
---------------------------------------
 1.64%      10.82%
---------------------------------------

---------------------------------------
Cumulative Total Return
---------------------------------------

For the Period From 6/30/95
to 3/31/98(1)

Class A
---------------------------------------
29.78%      $12,917(3)
---------------------------------------

---------------------------------------
Standardized Yields(4)
---------------------------------------

For the 30 Days Ended 3/31/98

Class A
---------------------------------------
8.93%
---------------------------------------

Class B
---------------------------------------
8.65%
---------------------------------------

Class C
---------------------------------------
8.65%
---------------------------------------

 Performance update
--------------------------------------------------------------------------------

Oppenheimer International Bond Fund's Class A shares provided a cumulative total return of (2.03)% for the six-month period ended March 31, 1998.2 This weak performance can be largely attributed to the effects of the Asian economic crisis. Though the Fund had very little exposure to Asia in general, the Fund's investment in Latin America, Eastern Europe, Australia, New Zealand, Russia and other emerging markets were negatively affected by a "spill-over" effect from the Asian economic crisis.

[The following information was represented by a line graph in the printed materials.]

                                               World Govt Bond Index $T
                                        Unit Value Base: Q3 95 = $10,000.00

           Q1              Q2               Q3                Q4
---------------------------------------------------------------------
95             --              --       $10,000.00       $10,294.81
---------------------------------------------------------------------
96     $10,102.16      $10,143.27       $10,420.89       $10,668.77
---------------------------------------------------------------------
97     $10,227.48      $10,537.51       $10,671.74       $10,693.61
---------------------------------------------------------------------
98     $10.777.60                               --               --
---------------------------------------------------------------------


                                               Oppenheimer Intl Bond/A
                                        Unit Value Base: Q3 95 = $10,000.00

           Q1              Q2               Q3                Q4
---------------------------------------------------------------------
95             --              --       $10,000.00        $10,458.48
---------------------------------------------------------------------
96     $10,845.80      $11,347.28       $11,883.37        $12,476.82
---------------------------------------------------------------------
97     $12,568.70      $12,919.03       $13,231.12        $12,784.72
---------------------------------------------------------------------
98     $12,963.64                               --                --
---------------------------------------------------------------------

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund has an inception date (all classes) of 6/15/95. Class A returns include the current maximum initial sales charge of 4.75%. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 3% since inception. Class C return for the one-year result includes the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-backed sales charge.

2. Includes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.

3. Results of a hypothetical $10,000 investment in Class A shares on June 30, 1995. The Salomon Brothers Non-U.S.$ World Government Bond Index includes a wide range of foreign government bonds with maturities over 1 year. It is an unmanaged index, including reinvestment of income, and cannot be purchased directly by investors.


                     4 Oppenheimer International Bond Fund

 Regional Allocation(6)

                               [GRAPHIC OMITTED]

[The following information was represented by a pie chart in the printed materials.]

o  Europe            37.4%
o  Latin America     25.2
o  Middle East/
   Africa            16.2
o  Asia              10.1
o  United States/
   Canada             6.1
o  Australia/
   New Zealand        5.0

Portfolio review
--------------------------------------------------------------------------------

Oppenheimer International Bond Fund is for investors looking for high income and growth potential from foreign bonds.(5)

What We Look For

o Income advantages over the U.S. fixed-income market.

o Diversification to help lower the risks of emerging market volatility and exchange rate uncertainties of foreign securities by spreading investments in:

 -- Both established and emerging market economies
 -- Currently more than 30 countries worldwide
 -- A broad range of currencies.

Top 10 Holdings by Country(6)
--------------------------------------------------------------------------------
 Germany                 15.2%                Ivory Coast             3.9%
--------------------------------------------------------------------------------
 Brazil                   7.1                 Argentina               3.9
--------------------------------------------------------------------------------
 Great Britain            6.1                 Italy                   3.7
--------------------------------------------------------------------------------
 Norway                   4.6                 Turkey                  3.5
--------------------------------------------------------------------------------
 Mexico                   4.5                 Australia               3.2
--------------------------------------------------------------------------------

4. Standardized yield is based on net investment income for the 30-day period ended 3/31/98. Falling net asset values will tend to artificially raise yields.

5. The Fund may invest without limit in below-investment-grade securities, which carry a greater risk of default.

6. The Fund's portfolio is subject to change. Percentages are as of March 31, 1998 and are based on total market value of investments.


                     5 Oppenheimer International Bond Fund

 An interview with your Fund's manager
--------------------------------------------------------------------------------

How has the Fund performed during the six-month period ended March 31, 1998?

Oppenheimer International Bond Fund's Class A shares provided a cumulative total return of (2.03)% for the six months ended March 31, 1998.(1) We attribute this negative performance primarily to the effects of the Asian economic crisis, which occurred early in the period.

International markets experienced sharp declines after the Asian crisis in late October. What happened?

Although Asian markets sold off sharply between July and November, 1997, the forces underlying the decline developed slowly over the past five years. During that time, so much investment capital flowed into the region that local businesses began to use the money for speculative purposes, such as building excess industrial capacity and office buildings.

      Unfortunately, the region's economy failed to support these excesses. Sales of Asian goods began to slow in 1997 when a stronger U.S. dollar made the region's exports more expensive for consumers in the U.S. and Europe. At the same time, the Japanese yen weakened, making Japan more competitive relative to other Asian exporters. As a result, several countries were forced to devalue their currencies. Many Asian companies, already overextended in the debt markets, incurred severe losses in foreign exchange markets. When investors attempted to take their money out of the region, securities prices plunged.

1. lncludes changes in net asset value per share without deducting any sales charges. Such performance is not annualized and would have been lower if sales charges were taken into account.


                     6 Oppenheimer International Bond Fund

[PHOTO OMITTED]
Portfolio Management
Team (l to r)
Art Steinmetz
David Negri
Ashwin Vasan
(Portfolio Manager)

How did the Asian crisis affect the Fund's investments?

We began to limit our holdings in Asian securities more than two years ago because we became wary of the region's speculative use of capital. Consequently, the Fund had very little exposure to Asia in general, and held no securities issued in the nations hit hardest by currency devaluations.

      However, the Fund's investments in Latin America, Eastern Europe, Australia, New Zealand, Russia and other emerging markets were negatively affected by a "spill-over" effect from the Asian crisis. Accordingly, when the Asian crisis erupted at the start of the six-month reporting period, we quickly cut our emerging-markets exposure from about 50% of the portfolio to approximately 35%. As this area began to recover toward the end of the six-month period, we slowly and selectively rebuilt our emerging-markets back to approximately 50% of the portfolio.

Why did developed-market bonds get stronger in the aftermath of the Asian crisis while emerging-market debt weakened?

The Asian crisis caused a "flight to quality," in which international fixed-income investors shifted their investments away from emerging-market debt and into developed- market debt. This shift created a surge in demand for a limited supply of developed-market bonds, causing their prices to rise.


                     7 Oppenheimer International Bond Fund

--------------------------------------------------------------------------------
"Slower economic growth in the developed markets is expected to keep global inflation pressures at bay..."

 An interview with your Fund's manager
--------------------------------------------------------------------------------

      In addition, developed-market bonds benefited from the Asian crisis because fixed-income investors generally prefer a slower rate of economic growth. Slower economic growth in the developed markets is expected to keep inflation pressures at bay, which should contribute to modestly higher bond prices over the coming months. We estimate that the Asian crisis will constrain the global economy modestly in 1998, subtracting approximately one percentage point from the growth rate worldwide.

What is your outlook for the future?

We are optimistic regarding the international bond markets in 1998, particularly for U.S. investors. As mentioned earlier, we are finding very attractive values in the emerging markets. As more investors realize that these non-Asian securities were punished too severely during last fall's sell-off, their prices should rise. We are especially bullish about Latin American debt, because compared to Asian markets, many of Latin America's sovereign issuers operate with strong banking systems, manageable fiscal deficits and reasonable borrowing requirements in the capital markets.

      We are also beginning to see signs that stability may be returning to Asia. Most notably, South Korea, China and Thailand are starting to implement reforms designed to strengthen their financial systems. Consequently, we are carefully and selectively increasing our exposure to Asia. In January, for example, the Fund established a small position in South Korea bonds.

      In the developed markets, we believe that the bond rally still has a way to go if interest rates decline and economic growth moderates. What's more, we think that currency exchange rates will move in a way that should benefit the Fund's European bond holdings. If Europe's


                     8 Oppenheimer International Bond Fund

--------------------------------------------------------------------------------
      "... contributing to higher bond prices over the coming months."

economies grow faster than the U.S. economy this year, as we expect, the U.S. dollar may decline in value relative to major European currencies, such as the German mark. When the U.S. dollar rises relative to foreign currencies, investments denominated in those foreign currencies become more valuable for U.S. investors.

      As for Japanese bonds, the jury is still out. Japan has been in a recession for approximately five years. The nation's economic future continues to depend on its ability to restructure its banks and create a set of fiscal policies conducive to growth. If Japan is able to implement these long-awaited reforms in 1998, there is potential for the yen to strengthen versus the U.S. dollar, which would benefit Japanese bond prices. On the other hand, if Japan fails to make the appropriate changes to its financial system, the yen is likely to decline in value versus the U.S. dollar.

What is your strategy for taking advantage of this outlook?

We intend to continue to manage Oppenheimer International Bond Fund according to the strategy that has guided us since the Fund's inception: investing in a diversified portfolio of bonds issued primarily by foreign governments in emerging and developed markets. We use intensive analysis to find fixed-income securities that provide income advantages over the U.S. market. In addition, we attempt to manage the risks of international fixed-income investing by diversifying the Fund's assets across a broad range of currencies and countries worldwide. In our view, this approach may provide high income and growth potential for shareholders.


                     9 Oppenheimer International Bond Fund

--------------------------------------------------------------------------------
Statement of Investments  March 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                                   Face        Market Value
                                                                   Amount(1)   See Note 1
===============================================================================================
Mortgage-Backed Obligations--0.0%
-----------------------------------------------------------------------------------------------
Federal National Mortgage Assn. Sr. Unsub. Medium-Term
Nts., 6.50%, 7/10/02 (Cost $134,541)AUD                              180,000   $        123,552

===============================================================================================
U.S. Government Obligations--1.6%
-----------------------------------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS:
6.06%, 11/15/21(2)                                                 8,450,000          2,043,751
6.25%, 11/15/21(2)                                                 8,600,000          2,080,030
                                                                               ----------------
Total U.S. Government Obligations (Cost $4,069,859)                                   4,247,333

===============================================================================================
Foreign Government Obligations--61.7%
-----------------------------------------------------------------------------------------------
Argentina--3.8%
Argentina (Republic of) Bonds, Bonos de
Consolidacion de Deudas:
Series I, 3.154%, 4/1/01(3)ARP                                     2,863,243          2,592,575
Series I, 3.154%, 4/1/07(3)ARP                                     7,321,880          5,411,939
-----------------------------------------------------------------------------------------------
Banco Hipotecario Nacional (Argentina)
Medium-Term Nts., 10.625% 8/7/06(4)                                  600,000            632,250
-----------------------------------------------------------------------------------------------
Buenos Aires (Province of) Bonds, Series PBA1,
3.154%, 4/1/07(3)ARP                                               2,249,985          1,598,918
                                                                               ----------------
                                                                                     10,235,682

-----------------------------------------------------------------------------------------------
Australia--3.1%
New South Wales Treasury Corp. Gtd. Bonds, 7%,4/1/04AUD           11,925,000          8,389,743
-----------------------------------------------------------------------------------------------
Brazil--3.9%
Brazil (Federal Republic of):
Bonds, Series RG, 6.75%, 4/15/12(3)                                7,060,000          5,665,650
Multi-Year Discount Facility Agreement Trust
Certificates, Series REGS, 6.563%, 9/15/07(3)(5)                   5,572,903          4,926,795
                                                                               ----------------
                                                                                     10,592,445

-----------------------------------------------------------------------------------------------
Bulgaria--1.7%
Bulgaria (Republic of) Disc. Bonds, Tranche A,
6.563%, 7/28/24(3)                                                 5,367,000          4,427,775
-----------------------------------------------------------------------------------------------
Canada--1.0%
Canada (Government of) Bonds, 10.25%, 12/1/98CAD                   3,665,000          2,673,350
-----------------------------------------------------------------------------------------------
Costa Rica--0.1%
Banco Central Costa Rica Interest Claim Bonds:
Series A, 6.57%, 5/21/05(3)(6)                                       201,809            194,241
Series B, 6.57%, 5/21/05(3)(6)                                        97,839             93,681
                                                                               ----------------
                                                                                        287,922


                     10 Oppenheimer International Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                            Face               Market Value
                                                            Amount(1)          See Note 1
-----------------------------------------------------------------------------------------------
Ecuador--2.1% Ecuador (Republic of):
Disc. Bonds, 6.625%, 2/28/25(3)                             $      4,190,000   $      3,090,125
Par Bonds, 3.50%, 2/28/25(3)                                       4,750,000          2,576,875
                                                                               ----------------
                                                                                      5,667,000

-----------------------------------------------------------------------------------------------
Germany--4.1%
Germany (Republic of):
Bonds, 8.25%, 9/20/01DEM                                           3,675,000          2,229,438
Bonds, Series JA07, Zero Coupon, 4.26%, 1/4/01(2)(4)DEM            2,610,000          1,257,765
Bonds, Series JA07, Zero Coupon, 5.77%, 1/4/07(2)(4)DEM            4,970,000          1,758,936
Bonds, Series JL07, Zero Coupon, 5.66%, 7/4/07(2)DEM               4,030,000          1,390,740
Treasury Bills, Series 97/6, Zero Coupon, 3.35%,
4/17/98(2)DEM                                                      8,120,000          4,384,813
                                                                               ----------------
                                                                                     11,021,692

-----------------------------------------------------------------------------------------------
Great Britain--6.0%
United Kingdom Treasury Bonds:
8%, 9/25/09GBP                                                     4,180,000          8,170,119
9%, 10/13/08GBP                                                    3,870,000          8,011,775
                                                                               ----------------
                                                                                     16,181,894

-----------------------------------------------------------------------------------------------
Greece--1.1%
Hellenic Republic Treasury Bonds, 8.80%, 6/19/07GRD              894,000,000          2,914,574
-----------------------------------------------------------------------------------------------
Indonesia--0.5%
Perusahaan Listr, 17%, 8/21/01(6)IDR                           2,000,000,000            154,913
-----------------------------------------------------------------------------------------------
PT Bank Negara Indonesia Sr. Nts., 7.625%, 2/15/07                 1,803,000          1,249,742
-----------------------------------------------------------------------------------------------
PT Hutama Karya Promissory Nts.,
Zero Coupon, 4/9/99(6)(7)IDR                                   5,000,000,000             57,803
                                                                               ----------------
                                                                                      1,462,458

-----------------------------------------------------------------------------------------------
Italy--3.6%
Italy (Republic of) Treasury Bonds, Buoni del Tesoro
Poliennali, 8.50%, 1/1/04ITL                                  14,985,000,000          9,674,765
-----------------------------------------------------------------------------------------------
Ivory Coast--3.9%
Ivory Coast (Government of) Past Due Interest Bonds:
2%, 12/29/49(8)(10)                                               16,865,000          7,312,559
Series F, 1.90%, 12/29/49(8)FRF                                   44,700,000          3,048,209
                                                                               ----------------
                                                                                     10,360,768

-----------------------------------------------------------------------------------------------
Jordan--2.0%
Hashemite (Kingdom of Jordan):
Bonds, Series DEF, 5%, 12/23/23(8)                                 1,870,000          1,301,988
Disc. Bonds, 6.875%, 12/23/23(3)(4)                                5,250,000          4,160,625
                                                                               ----------------
                                                                                      5,462,613


                     11 Oppenheimer International Bond Fund

--------------------------------------------------------------------------------
Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                 Face          Market Value
                                                                 Amount(1)     See Note 1
-----------------------------------------------------------------------------------------------
Korea, Republic of (South)--1.1%
Industrial Bank of Korea Unsec. Unsub. Nts., Series
1 BR, 2.80%, 7/5/01JPY                                           446,900,000   $      2,915,635
-----------------------------------------------------------------------------------------------
Mexico--3.9%
Bonos de la Tesoreria de la Federacion, Zero Coupon:
20.34%, 3/11/99(2)MXP                                             13,593,620          1,328,378
21.46%, 2/11/99(2)MXP                                             13,750,000          1,362,418
-----------------------------------------------------------------------------------------------
Mexican Williams Bonds, 6.75%, 11/15/08(3)(6)(9)                     500,000            435,000
-----------------------------------------------------------------------------------------------
Petroleos Mexicanos Debs., 14.50%, 3/31/06(4)GBP                   1,000,000          2,139,973
-----------------------------------------------------------------------------------------------
United Mexican States Collateralized Fixed Rate Par
Bonds, Series W-B, 6.25%, 12/31/19                                 6,240,000          5,304,000
                                                                               ----------------
                                                                                     10,569,769

-----------------------------------------------------------------------------------------------
New Zealand--1.6%
New Zealand (Government of) Bonds:
8%, 11/15/06NZD                                                    4,370,000          2,561,243
10%, 3/15/02NZD                                                    2,900,000          1,737,921
                                                                               ----------------
                                                                                      4,299,164

-----------------------------------------------------------------------------------------------
Norway--4.5%
Norway (Government of) Bonds:
5.75%, 11/30/04NOK                                                45,145,000          6,113,263
9.50%, 10/31/02(4)NOK                                             38,920,000          6,040,132
                                                                               ----------------
                                                                                     12,153,395

-----------------------------------------------------------------------------------------------
Pakistan--0.7%
Pakistan (Republic of):
Bonds, 9.856%, 5/30/00(3)                                          1,760,000          1,711,600
Debs., 11.50%, 12/22/99                                              268,000            270,010
                                                                               ----------------
                                                                                      1,981,610

-----------------------------------------------------------------------------------------------
Panama--1.6%
Panama (Government of):
Bonds, 8.875%, 9/30/27                                             1,325,000          1,329,969
Past Due Interest Debs., 6.563%, 7/17/16(3)                        3,499,337          2,983,185
                                                                               ----------------
                                                                                      4,313,154

-----------------------------------------------------------------------------------------------
Peru--1.6%
Peru (Republic of) Front-Loaded Interest Reduction
Bonds 3.25%, 3/7/17(3)                                             6,605,000          4,169,406
-----------------------------------------------------------------------------------------------
Poland--0.5%
Poland (Republic of) Par Bonds, 3%, 10/27/24(8)                    2,135,000          1,361,730


                     12 Oppenheimer International Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                            Face               Market Value
                                                            Amount(1)          See Note 1
-----------------------------------------------------------------------------------------------
Russia--1.1%
Russia (Government of) Debs., Series 19 yr.,
6.719%, 12/15/15(3)                                         $      4,235,000   $      3,033,319
-----------------------------------------------------------------------------------------------
South Africa--2.7%
South Africa (Republic of) Bonds:
Series 150, 12%, 2/28/05ZAR                                       27,862,680          5,301,954
Series 162, 12.50%, 1/15/02ZAR                                     9,527,590          1,870,928
                                                                               ----------------
                                                                                      7,172,882

-----------------------------------------------------------------------------------------------
Sweden--2.2%
Sweden (Kingdom of) Bonds:
Series 1033, 10.25%, 5/5/03(4)SEK                                 27,800,000          4,272,586
Series 1037, 8%, 8/15/07SEK                                       10,000,000          1,497,748
                                                                               ----------------
                                                                                      5,770,334

-----------------------------------------------------------------------------------------------
Turkey--1.1%
Turkey (Republic of) Treasury Bills, Zero Coupon,
98.36%, 9/2/98(2)TRL                                         952,893,000,000          2,812,442
-----------------------------------------------------------------------------------------------
Venezuela--2.2%
Venezuela (Republic of):
Bonds, 9.25%, 9/15/27                                              2,100,000          1,921,500
Discount Bonds, Series W-B, 6.75%, 3/31/20(3)                      3,000,000          2,677,500
Front-Loaded Interest Reduction Bonds, Series A,
6.75%, 3/31/07(3)                                                  1,357,140          1,248,569
                                                                               ----------------
                                                                                      5,847,569
                                                                               ----------------
Total Foreign Government Obligations (Cost $167,525,991)                            165,753,090

===============================================================================================
Loan Participations--4.1%
-----------------------------------------------------------------------------------------------
Algeria (Republic of) Reprofiled Debt Loan Participation:
Tranche 1, 6.688%, 9/4/06(3)                                       4,234,363          3,302,804
Tranche A, 1.75%, 9/4/06(3)(6)JPY                                104,400,000            616,530
Tranche A, 7.375%, 3/4/00(3)                                       2,822,909          2,658,828
-----------------------------------------------------------------------------------------------
Jamaica (Government of) 1990 Refinancing Agreement
Nts., Tranche A, 6.563%, 10/16/00(3)(6)                              109,999            104,500
-----------------------------------------------------------------------------------------------
Trinidad & Tobago Loan Participation Agreement:
Tranche A, 1.672%, 9/30/00(3)(6)JPY                              140,290,909            978,399
Tranche B, 1.672%, 9/30/00(3)(6)JPY                              467,590,279          3,261,008
                                                                               ----------------
Total Loan Participations (Cost $11,428,716)                                         10,922,069


                     13 Oppenheimer International Bond Fund

--------------------------------------------------------------------------------
Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                              Face             Market Value
                                                              Amount(1)        See Note 1
===============================================================================================
Corporate Bonds and Notes--20.5%
-----------------------------------------------------------------------------------------------
Consumer Related--0.0%
-----------------------------------------------------------------------------------------------
Consumer Products--0.0%
TAG Heuer International SA, 12% Sr. Sub. Nts., 12/15/05(6)    $       70,000   $         82,142
-----------------------------------------------------------------------------------------------
Energy--0.3%
-----------------------------------------------------------------------------------------------
Empresa Electric Del Norte, 10.50% Sr. Debs., 6/15/05(6)(10)         890,000            890,000
-----------------------------------------------------------------------------------------------
Financial Services--16.7%
-----------------------------------------------------------------------------------------------
Banks & Thrifts--13.7%
Export-Import Bank of Japan, 4.375% Unsec. Nts., 10/1/03JPY      738,000,000          6,392,075
-----------------------------------------------------------------------------------------------
Hypothekenbank in Essen AG:
4.50% Sec. Nts., Series 478, 5/2/03DEM                            24,045,000         12,891,440
5.75% Sec. Nts., Series 447, 10/2/03DEM                           19,235,000         10,895,073
-----------------------------------------------------------------------------------------------
Morgan Guaranty Trust Co. of New York, Turkish Lira
Linked Nts., 81%, 5/6/98(6)TRL                                53,001,594,650          6,389,697
-----------------------------------------------------------------------------------------------
Ongko International Finance Co. BV, 10.50% Gtd. Nts.,
3/29/04(5)                                                           365,000            183,413
                                                                               ----------------
                                                                                     36,751,698

-----------------------------------------------------------------------------------------------
Diversified Financial--3.0%
Bakrie Investindo, Promissory Nts.:
Zero Coupon, 3/16/99(6)(7)IDR                                  5,990,000,000            138,497
Zero Coupon , 7/10/98(6)(7)IDR                                 2,000,000,000             46,243
-----------------------------------------------------------------------------------------------
KFW International Finance, Inc., 6.75% Bank Gtd. Nts.,
6/20/05DEM                                                         8,800,000          5,278,919
-----------------------------------------------------------------------------------------------
PT Polysindo Eka Perkasa:
Zero Coupon Nts., Series 2, 7/15/98IDR                         4,107,500,000             94,971
Promissory Nts.:
Zero Coupon, 7/28/98(4)(6)(7)                                      1,000,000            200,000
Zero Coupon, 7/14/98(6)(7)                                           500,000            100,000
Zero Coupon, 3/16/99(4)(6)(7)IDR                               3,000,000,000             69,364
Zero Coupon, 7/10/98(6)(7)IDR                                  2,000,000,000             46,243
-----------------------------------------------------------------------------------------------
Snap Ltd., 11.50% Sec. Bonds, 1/29/09DEM                           3,629,999          2,100,266
                                                                               ----------------
                                                                                      8,074,503

-----------------------------------------------------------------------------------------------
Housing Related--0.9%
-----------------------------------------------------------------------------------------------
Homebuilders/Real Estate--0.9%
Internacional de Ceramica SA:
9.75% Gtd. Unsec. Unsub. Nts., 8/1/02                                750,000            720,000
9.75% Gtd. Unsec. Unsub. Nts., 8/1/02(4)(5)                          700,000            672,000
-----------------------------------------------------------------------------------------------
Trizec Hahn Corp., 7.45% Sr. Unsec. Debs., 6/1/04(4)CAD            1,600,000          1,154,297
                                                                               ----------------
                                                                                      2,546,297


                     14 Oppenheimer International Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                   Face        Market Value
                                                                   Amount(1)   See Note 1
-----------------------------------------------------------------------------------------------
Media--0.2%
-----------------------------------------------------------------------------------------------
Cable Television--0.2%
Rogers Communications, Inc., 8.75% Sr. Nts.,
7/15/07(11)CAD                                                     1,000,000        $   692,574
-----------------------------------------------------------------------------------------------
Other--0.1%
-----------------------------------------------------------------------------------------------
Conglomerates--0.1%
Mechala Group Jamaica Ltd., 12% Bonds, 2/15/02(6)                    250,000            226,250
-----------------------------------------------------------------------------------------------
Technology--1.5%
-----------------------------------------------------------------------------------------------
Information Technology--0.4%
Cellular Communications International, Inc., 0%/9.50%
Bonds, 4/1/05(5)(12)XEU                                            1,340,000            975,122
-----------------------------------------------------------------------------------------------
Telecommunications/Technology--1.1%
Netia Holdings BV, 0%/11% Gtd. Sr. Disc. Nts.,
11/1/07(12)DEM                                                     1,300,000            480,645
-----------------------------------------------------------------------------------------------
NTL, Inc., 9.50% Sr. Unsec. Unsub. Nts.,
Series REGS, 4/1/08GBP                                               580,000            985,838
-----------------------------------------------------------------------------------------------
Shaw Communications, Inc., 8.54% Debs., 9/30/27(4)CAD              2,000,000          1,381,758
-----------------------------------------------------------------------------------------------
                                                                                      2,848,241

-----------------------------------------------------------------------------------------------
Transportation--0.8%
-----------------------------------------------------------------------------------------------
Trucking--0.8%
Road King Infrastructure Finance (1997) Ltd., 9.50%
Gtd. Unsec. Unsub. Bonds, 7/15/07(4)(6)                            2,600,000          2,073,890
                                                                               ----------------
Total Corporate Bonds and Notes (Cost $62,099,917)                                   55,160,717

                                                                  Shares
===============================================================================================
Common Stocks--0.1%
-----------------------------------------------------------------------------------------------
Air New Zealand Ltd., Cl. B  (Cost $394,974)                         145,000            200,410

                                                                  Face
                                                                  Amount(1)
===============================================================================================
Structured Instruments--9.8%
-----------------------------------------------------------------------------------------------
Brazil (Federal Republic of) Nts., Zero Coupon,
4.20%, 4/28/98(2)                                                 $8,100,000          8,046,013
-----------------------------------------------------------------------------------------------
Canadian Imperial Bank of Commerce (New York Branch),
Canadian Dollar Three Month Banker's Acceptance
Linked Maximum Rate Nts., 8.66%, 4/13/98                           2,605,000          2,596,664
-----------------------------------------------------------------------------------------------
Deutsche Morgan Grenfell, Korean Development Bank,
U.S. Dollar/Korean Won Linked Nts., Zero Coupon
17.75%, 2/26/99(2)                                                   796,935            674,553
-----------------------------------------------------------------------------------------------
Goldman Sachs Group LP, Taiwanese Dollar Linked Nts.,
5.75%, 6/12/98                                                     1,560,000          1,582,464
-----------------------------------------------------------------------------------------------
Korea Development Bank Industrial Finance Bonds
Linked Nts., Zero Coupon, 3/5/99(6)                                1,350,000          1,361,070
-----------------------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc., Greek Drachma/Swiss
Franc Linked Nts., Zero Coupon, 3/31/99                            2,700,000          2,753,460


                     15 Oppenheimer International Bond Fund

--------------------------------------------------------------------------------
Statement of Investments (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                                Face              Market Value
                                                                Amount(1)         See Note 1
===============================================================================================
Structured Instruments (continued)
Morgan Guaranty Trust Co. of New York, Japanese
Government Bond 193 Currency Protected Bank
Nts., 8.14%, 4/29/98                                            $    123,000      $      60,639
-----------------------------------------------------------------------------------------------
Salomon, Inc., Korean Development Bank Linked
Nts., Zero Coupon, 19.02%, Series 2, 3/29/99(2)                    1,703,553          1,611,221
-----------------------------------------------------------------------------------------------
Salomon Smith Barney Holdings, Inc.:
Korean Development Bank Korean Currency
Indexed Credit Linked Unsec. Nts., Zero Coupon,
18.10%, 3/29/99(2)                                                   810,000            768,528
Thailand Baht Currency Indexed Credit Linked
Unsec. Nts., Zero Coupon, 5.90%, 4/24/98(2)                          620,000            647,962
Thailand Baht Currency Indexed Credit Linked
Unsec. Nts., Zero Coupon, 5.90%, 4/27/98(2)                          730,000            744,162
-----------------------------------------------------------------------------------------------
Standard Chartered Bank, U.S Dollar/Chinese
Yuan Linked Nts.:
9.50%, 6/12/98                                                     2,680,000          2,686,700
21.80%, 4/8/98                                                     2,703,000          2,704,351
                                                                                 --------------
Total Structured Instruments (Cost $25,910,627)                                      26,237,787

                                               Date    Strike         Contracts
===============================================================================================
Call Options Purchased--0.0%
-----------------------------------------------------------------------------------------------
Canadian Dollar Call Opt.                      4/98    1.408CAD       1,915,000           4,345
-----------------------------------------------------------------------------------------------
German Mark/Czech Koruna Call Opt.             7/98    21.87DEM/CZK   9,521,000           3,606
                                                                                 --------------
Total Call Options Purchased (Cost $89,584)                                               7,951

===============================================================================================
Put Options Purchased--0.0%
-----------------------------------------------------------------------------------------------
Japanese Yen Put Opt. (Cost $66,669)           9/98    136JPY       698,000,000         102,292

                                                                Face
                                                                Amount(1)
===============================================================================================
Repurchase Agreements--0.6%
-----------------------------------------------------------------------------------------------
Repurchase agreement with PaineWebber, Inc.,
5.90%, dated 3/31/98, to be repurchased at
$1,500,246 on 4/1/98, collateralized by U.S. Treasury
Nts., 5.875%-6.25%, 6/30/98-8/31/99, with a
value of $1,532,911 (Cost $1,500,000)                           $     1,500,000       1,500,000
-----------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $273,220,878)                            98.4%    264,131,649
-----------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                             1.6       4,268,329
                                                                        -------   -------------
Net Assets                                                                100.0%  $ 268,399,978
                                                                        =======   =============


                     16 Oppenheimer International Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP--Argentine Peso                      ITL--Italian Lira
AUD--Australian Dollar                   JPY--Japanese Yen
CAD--Canadian Dollar                     MXP--Mexican Peso
CZK--Czech Koruna                        NOK--Norwegian Krone
DEM--German Mark                         NZD--New Zealand Dollar
FRF--French Franc                        SEK--Swedish Krona
GBP--British Pound Sterling              TRL--Turkish Lira
GRD--Greek Drachma                       XEU--European Currency Units
IDR--Indonesian Rupiah                   ZAR--South African Rand

2. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

3. Represents the current interest rate for a variable rate security.

4. A sufficient amount of liquid assets has been designated to cover outstanding options, as follows:

                                   Contracts/Face               Expiration        Exercise           Premium    Market Value
                                   Subject to Call/Put          Date              Price              Received   See Note 1
----------------------------------------------------------------------------------------------------------------------------
Banco Hipotecario Nacional
(Argentina) Medium-Term Nts.,
10.625%, 8/7/06 Call Option        $       600,000               8/7/00           $100.00            $  5,520       $ 42,000
                          --------------------------------------------------------------------------------------------------
British Pound Sterling/German
Mark Call Option                         5,865,000              4/16/98              3.06GBP           53,960        113,658
                          --------------------------------------------------------------------------------------------------
British Pound Sterling/German
Mark Call Option                         5,625,000              4/23/98             3.083GBP           42,826         75,915
                          --------------------------------------------------------------------------------------------------
Canadian Dollar Put Option               1,915,000              4/29/98             1.419CAD            5,814          7,256
                          --------------------------------------------------------------------------------------------------
German Mark Put Option                   9,850,000               4/7/98              1.84DEM           38,812         38,720
                          --------------------------------------------------------------------------------------------------
Japanese Yen Put Option                692,880,000              9/28/98            130.00JPY          123,652        196,085
                          --------------------------------------------------------------------------------------------------
Japanese Yen Call Option               692,880,000              9/28/98            130.00JPY          301,136        201,628
                          --------------------------------------------------------------------------------------------------
Mexican Peso Put Option                  2,680,000              4/23/98              8.85MXP           55,342          7,317
                          --------------------------------------------------------------------------------------------------
Russian Ruble Put Option                     3,800              6/24/98             66.00RUR           70,300         68,761
                                                                                                     --------       --------
                                                                                                     $697,362       $751,340
                                                                                                     ========       ========

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $6,757,330 or 2.52% of the Fund's net assets as of March 31, 1998.

6. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.

7. Issuer is in default.

8. Represents the current interest rate for an increasing rate security.

9. A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.

10. When-issued security to be delivered and settled after March 31, 1998.

11. Securities with an aggregate market value of $692,574 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

12. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

See accompanying Notes to Financial Statements.


                     17 Oppenheimer International Bond Fund

-------------------------------------------------------------------------------
Statement of Assets and Liabilities  March 31, 1998 (Unaudited)
-------------------------------------------------------------------------------

===============================================================================
Assets
Investments, at value (cost $273,220,878)
--see accompanying statement                                       $264,131,649
-------------------------------------------------------------------------------
Cash                                                                  7,836,740
-------------------------------------------------------------------------------
Unrealized appreciation on forward foreign currency
exchange contracts--Note 5                                              473,511
-------------------------------------------------------------------------------
Receivables:
Investments sold                                                     20,774,372
Interest and principal paydowns                                       5,183,958
Shares of beneficial interest sold                                    2,611,002
Closed forward foreign currency exchange contracts                      177,032
Daily variation on futures contracts--Note 6                             16,687
-------------------------------------------------------------------------------
Deferred organization costs--Note 1                                       6,760
-------------------------------------------------------------------------------
Other                                                                     5,784
                                                                   ------------
Total assets                                                        301,217,495

===============================================================================
Liabilities
Unrealized depreciation on forward foreign currency
exchange contracts--Note 5                                              159,015
-------------------------------------------------------------------------------
Options written, at value (premiums received $697,362)--
see accompanying statement--Note 7                                      751,340
-------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased (including $7,510,034 purchased on a
when-issued basis)--Note 1                                           29,683,176
Dividends                                                               873,647
Closed forward foreign currency exchange contracts                      548,422
Shares of beneficial interest redeemed                                  476,865
Distribution and service plan fees                                      156,663
Transfer and shareholder servicing agent fees                            43,756
Daily variation on futures contracts--Note 6                             13,518
Other                                                                   111,115
                                                                   ------------
Total liabilities                                                    32,817,517

===============================================================================
Net Assets                                                         $268,399,978
                                                                   ============

===============================================================================
Composition of Net Assets
Paid-in capital                                                    $284,931,344
-------------------------------------------------------------------------------
Overdistributed net investment income                                  (728,215)
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                                (7,016,812)
-------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation
of assets and liabilities denominated in foreign currencies          (8,786,339)
-------------------------------------------------------------------------------
Net assets                                                         $268,399,978
                                                                   ============


                     18 Oppenheimer International Bond Fund

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


================================================================================

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$107,789,449 and 21,077,387 shares of beneficial interest outstanding)                 $5.11
Maximum offering price per share (net asset value plus sales charge of
4.75% of offering price)                                                               $5.36

--------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $131,231,100 and
25,718,879 shares of beneficial interest outstanding)                                  $5.10

--------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $29,379,429 and
5,760,210 shares of beneficial interest outstanding)                                   $5.10

See accompanying Notes to Financial Statements.


                     19 Oppenheimer International Bond Fund

-------------------------------------------------------------------------------
Statement of Operations  For the Six Months Ended March 31, 1998 (Unaudited)
-------------------------------------------------------------------------------


===============================================================================
Investment Income
Interest (net of foreign withholding taxes of $188,309)             $14,128,844
-------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $3,862)                   17,924
                                                                    -----------
Total income                                                         14,146,768

===============================================================================
Expenses
Management fees--Note 4                                                 971,642
-------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                 128,217
Class B                                                                 624,852
Class C                                                                 143,168
-------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                   199,668
-------------------------------------------------------------------------------
Custodian fees and expenses                                             116,504
-------------------------------------------------------------------------------
Shareholder reports                                                      41,464
-------------------------------------------------------------------------------
Registration and filing fees                                              7,832
-------------------------------------------------------------------------------
Legal and auditing fees                                                   6,381
-------------------------------------------------------------------------------
Trustees' fees and expenses                                               1,096
-------------------------------------------------------------------------------
Other                                                                    13,312
                                                                    -----------
Total expenses                                                        2,254,136

===============================================================================
Net Investment Income                                                11,892,632

===============================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                          (3,651,166)
Closing of futures contracts                                           (241,421)
Closing and expiration of options written--Note 7                       687,174
Foreign currency transactions                                        (4,534,049)
                                                                    -----------
Net realized loss                                                    (7,739,462)

-------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments                                                          (4,610,672)
Translation of assets and liabilities denominated in
foreign currencies                                                   (5,442,673)
                                                                    -----------
Net change                                                          (10,053,345)
                                                                    -----------
Net realized and unrealized loss                                    (17,792,807)

===============================================================================
Net Decrease in Net Assets Resulting from Operations                $(5,900,175)
                                                                    ===========

See accompanying Notes to Financial Statements.


                     20 Oppenheimer International Bond Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                          Six Months Ended
                                                                          March 31, 1998      Year Ended
                                                                          (Unaudited)         Sept. 30, 1997
============================================================================================================
Operations
Net investment income                                                      $11,892,632           $17,455,425
------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                    (7,739,462)            2,229,190
------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                      (10,053,345)             (660,295)
                                                                          ------------          ------------
Net increase (decrease) in net assets resulting from operations             (5,900,175)           19,024,320

============================================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                                     (5,430,033)           (8,439,637)
Class B                                                                     (5,849,190)           (7,638,040)
Class C                                                                     (1,341,624)           (1,735,744)
------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                       (464,712)             (703,789)
Class B                                                                       (544,685)             (644,945)
Class C                                                                       (123,008)             (147,671)

============================================================================================================
Beneficial Interest Transactions
Net increase in net assets resulting from beneficial
interest transactions--Note 2:
Class A                                                                      1,142,221            62,811,767
Class B                                                                     17,645,840            77,812,810
Class C                                                                      2,861,040            18,447,362

============================================================================================================
Net Assets
Total increase                                                               1,995,674           158,786,433
------------------------------------------------------------------------------------------------------------
Beginning of period                                                        266,404,304           107,617,871
                                                                          ------------          ------------
End of period (including overdistributed net investment
income of  $728,215 for the period ended 3/31/98)                         $268,399,978          $266,404,304
                                                                          ============          ============

See accompanying Notes to Financial Statements.


                     21 Oppenheimer International Bond Fund

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                    Class A
                                                    ------------------------------------------------------------
                                                    Six Months Ended
                                                    March 31, 1998    Year Ended September 30,
                                                    (Unaudited)       1997           1996          1995(1)
================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                    $5.51            $5.49         $5.10         $5.00
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .24              .52           .52           .15
Net realized and unrealized gain                         (.36)             .08           .40           .10
                                                        -----            -----         -----         -----
Total income (loss) from investment operations           (.12)             .60           .92           .25
----------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                     (.26)            (.53)         (.53)         (.15)
Distributions from net realized gain                     (.02)            (.05)           --            --
                                                        -----            -----         -----         -----
Total dividends and distributions to shareholders        (.28)            (.58)         (.53)         (.15)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $5.11            $5.51         $5.49         $5.10
                                                        =====            =====         =====         =====
================================================================================================================
Total Return, at Net Asset Value(2)                     (2.03)%          11.33%        18.82%         5.13%

================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)             $107,789         $114,847       $52,128        $3,984
----------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                    $108,244          $89,112       $19,817        $2,566
----------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                    9.41%(3)         9.24%         9.60%         9.94%(3)
Expenses, before voluntary
reimbursement by the Manager                             1.28%(3)         1.28%         1.59%         1.59%(3)
Expenses, net of voluntary
reimbursement by the Manager                              N/A              N/A          1.49%         0.41%(3)
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                              263.5%           280.1%        273.3%        122.0%

1. For the period from June 15, 1995 (commencement of operations) to September 30, 1995.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or commencement of operations), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized.


                     22 Oppenheimer International Bond Fund

                                                  Class B
                                                  ----------------------------------------------------------------
                                                  Six Months Ended
                                                  March 31, 1998      Year Ended September 30,
                                                  (Unaudited)         1997          1996          1995(1)
==================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                   $5.50            $5.48         $5.10         $5.00
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .23              .48           .48           .14
Net realized and unrealized gain                        (.37)             .07           .39           .10
                                                       -----            -----         -----         -----
Total income (loss) from investment operations          (.14)             .55           .87           .24
------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                    (.24)            (.48)         (.49)         (.14)
Distributions from net realized gain                    (.02)            (.05)           --            --
                                                       -----            -----         -----         -----
Total dividends and distributions to shareholders       (.26)            (.53)         (.49)         (.14)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $5.10            $5.50         $5.48         $5.10
                                                       =====            =====         =====         =====
==================================================================================================================
Total Return, at Net Asset Value(2)                    (2.38)%          10.52%        17.71%         4.92%

==================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)            $131,231         $122,874       $45,207        $3,238
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $125,360          $87,557       $17,891        $1,125
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                   8.88%(3)         8.57%         8.81%         9.20%(3)
Expenses, before voluntary
reimbursement by the Manager                            2.04%(3)         2.04%         2.36%         2.21%(3)
Expenses, net of voluntary
reimbursement by the Manager                             N/A              N/A          2.26%         0.89%(3)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                             263.5%           280.1%        273.3%        122.0%


                                                     Class C
                                                     -----------------------------------------------------
                                                     Six Months Ended
                                                     March 31, 1998    Year Ended September 30,
                                                     (Unaudited)       1997           1996          1995(1)
==========================================================================================================
Per Share Operating Data
Net asset value, beginning of period                    $5.50            $5.48         $5.09         $5.00
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .23              .48           .48           .14
Net realized and unrealized gain                         (.37)             .07           .39           .09
                                                        -----            -----         -----         -----
Total income (loss) from investment operations           (.14)             .55           .87           .23
----------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                     (.24)            (.48)         (.48)         (.14)
Distributions from net realized gain                     (.02)            (.05)           --            --
                                                        -----            -----         -----         -----
Total dividends and distributions to shareholders        (.26)            (.53)         (.48)         (.14)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $5.10            $5.50         $5.48         $5.09
                                                        =====            =====         =====         =====
==========================================================================================================
Total Return, at Net Asset Value(2)                     (2.38)%          10.52%        17.92%         4.73%

==========================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)              $29,379          $28,684       $10,282          $201
----------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $28,716          $19,883        $4,039           $97
----------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                    8.82%(3)         8.62%         8.76%         9.36%(3)
Expenses, before voluntary
reimbursement by the Manager                             2.04%(3)         2.04%         2.36%         2.26%(3)
Expenses, net of voluntary
reimbursement by the Manager                              N/A              N/A          2.25%         0.85%(3)
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                              263.5%           280.1%        273.3%        122.0%

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended March 31, 1998 were $551,003,211 and $529,236,190, respectively.

See accompanying Notes to Financial Statements.


                     23 Oppenheimer International Bond Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies

Oppenheimer International Bond Fund (the Fund) is a registered investment company organized as a Massachusetts Business Trust with a single series of the same name. The Fund is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return primarily from foreign debt securities. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.


                     24 Oppenheimer International Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Securities Purchased on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of March 31, 1998, the Fund had entered into outstanding when-issued or forward commitments of $7,510,034.

            In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.

--------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. At March 31, 1998, securities with an aggregate market value of $658,150, representing 0.02% of the Fund's net assets, were in default.

--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

            The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


                     25 Oppenheimer International Bond Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------


================================================================================
1. Significant Accounting Policies (continued)

Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters into an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Distributions to Shareholders. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

--------------------------------------------------------------------------------
Organization Costs. The Manager advanced $14,488 for organization and start-up costs of the Fund. Such expenses are being amortized over a five-year period from the date operations commenced. In the event that all or part of the Manager's initial investment in shares of the Fund is withdrawn during the amortization period, the redemption proceeds will be reduced to reimburse the Fund for any unamortized expenses, in the same ratio as the number of shares redeemed bears to the number of initial shares outstanding at the time of such redemption.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.


                     26 Oppenheimer International Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                Six Months Ended March 31, 1998   Year Ended September 30, 1997
                                -------------------------------   ------------------------------
                                Shares           Amount           Shares           Amount
----------------------------------------------------------------------------------------------
Class A:
Sold                              5,916,387      $30,991,704       18,015,830     $ 99,555,234
Dividends and distributions
reinvested                          756,856        3,913,935        1,145,316        6,327,582
Redeemed                         (6,446,028)     (33,763,418)      (7,805,542)     (43,071,049)
                                 ----------      -----------      -----------     ------------
Net increase                        227,215      $ 1,142,221       11,355,604     $ 62,811,767
                                 ==========      ===========      ===========     ============

----------------------------------------------------------------------------------------------
Class B:
Sold                              6,206,478      $32,382,800       18,551,946     $102,345,548
Dividends and distributions
reinvested                          646,753        3,336,926          868,156        4,783,353
Redeemed                         (3,481,820)     (18,073,886)      (5,318,785)     (29,316,091)
                                 ----------      -----------      -----------     ------------
Net increase                      3,371,411      $17,645,840       14,101,317     $ 77,812,810
                                 ==========      ===========      ===========     ============

----------------------------------------------------------------------------------------------
Class C:
Sold                              1,469,974      $ 7,691,636        4,180,150     $ 23,070,240
Dividends and distributions
reinvested                          188,883          974,838          235,688        1,298,290
Redeemed                         (1,117,490)      (5,805,434)      (1,073,077)      (5,921,168)
                                 ----------      -----------      -----------     ------------
Net increase                        541,367      $ 2,861,040        3,342,761     $ 18,447,362
                                 ==========      ===========      ===========     ============


                     27 Oppenheimer International Bond Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited) (Continued)
--------------------------------------------------------------------------------


================================================================================
3. Unrealized Gains and Losses on Investments

At March 31, 1998, net unrealized depreciation on investments and options written of $9,143,207 was composed of gross appreciation of $3,320,457, and gross depreciation of $12,463,664.

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.50% of average annual net assets in excess of $1 billion.

            For the six months ended March 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $362,648, of which $96,330 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $1,095,526 and $71,333, respectively, of which $29,515 was paid to an affiliated broker/dealer for Class B shares. During the six months ended March 31, 1998, OFDI received contingent deferred sales charges of $204,361 and $7,028, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

            The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the six months ended March 31, 1998, OFDI paid $8,724 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                     28 Oppenheimer International Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B shares and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the six months ended March 31, 1998, OFDI paid $2,125 to an affiliated broker/dealer as reimbursement for Class B personal service and maintenance expenses and retained $556,022 and $99,291, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At March 31, 1998, OFDI had incurred excess distribution and servicing costs of $5,149,716 for Class B and $423,166 for Class C.

================================================================================
5. Forward Contracts

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

            The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

            Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

            Securities held in designated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

            Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.


                     29 Oppenheimer International Bond Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited) (Continued)
--------------------------------------------------------------------------------


================================================================================
5. Forward Contracts (continued)

At March 31, 1998, the Fund had outstanding forward contracts as follows:

                            Expiration   Contract Amount     Valuation as of    Unrealized         Unrealized
                            Date         (000s)              March 31, 1998     Appreciation       Depreciation
------------------------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
French Franc (FRF)          4/3/98      18,439 FRF          $ 2,976,509             $     --       $ 35,773
German Mark (DEM)           4/1/98-
                            4/3/98       5,218 DEM            2,821,741                   --         33,147
                                                                                    --------       --------
                                                                                          --         68,920
                                                                                    --------       --------
Contracts to Sell
-----------------
Australian Dollar (AUD)     5/18/98      6,220 AUD            4,126,596               39,746             --
German Mark (DEM)           4/2/98         274 DEM              148,030                  517             --
Malaysian Ringgit (MYR)     4/27/98-
                            9/14/98     13,580 MYR            3,662,724               18,805         90,095
New Zealand Dollar (NZD)    5/29/98      5,705 NZD            3,133,510               61,290             --
South African Rand (ZAR)    4/30/98     33,287 ZAR            6,565,092               42,746             --
Swiss Franc (CHF)           4/23/98-
                            5/26/98     18,955 CHF           12,478,825              310,407             --
                                                                                    --------       --------
                                                                                     473,511         90,095
                                                                                    --------       --------
Total Unrealized Appreciation and Depreciation                                      $473,511       $159,015
                                                                                    ========       ========

================================================================================
6. Futures Contracts

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

            The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

            Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

            Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.


                     30 Oppenheimer International Bond Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


================================================================================
Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At March 31, 1998, the Fund had outstanding futures contracts as follows:

                                    Expiration   Number of       Valuation as of     Unrealized
                                    Date         Contracts       March 31, 1998      Depreciation
----------------------------------------------------------------------------------------------------
Contracts to Purchase
---------------------
U.S. Treasury Nts., 10 yr.          6/98            50              $ 5,618,750         $28,125
                                                                                        -------
Contracts to Sell
-----------------
German Treasury Nts., 10 yr.        6/98           100               14,505,198          58,129
                                                                                        -------
                                                                                        $86,254
                                                                                        =======

================================================================================
7. Option Activity

The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

            The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

            Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

            Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

            The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.


                     31 Oppenheimer International Bond Fund

--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited) (Continued)
--------------------------------------------------------------------------------


================================================================================
7. Option Activity (continued)
Written option activity for the six months ended March 31, 1998 was as follows:

                                         Call Options                        Put Options
                                         -----------------------------       -----------------------------
                                         Number of           Amount of       Number of          Amount of
                                         Options             Premiums        Options            Premiums
----------------------------------------------------------------------------------------------------------
Options outstanding at
September 30, 1997                          29,590,450       $208,406            42,960,000        $79,011
Options written                          2,665,488,560        841,998         3,950,050,110      1,438,486
Options closed or expired               (1,985,136,350)      (434,980)         (498,456,310)      (913,490)
Options exercised                           (5,572,060)      (211,982)       (2,787,225,000)      (310,087)
                                        --------------    -----------        --------------    -----------
Options outstanding at March 31, 1998      704,370,600       $403,442           707,328,800       $293,920
                                        ==============    ===========        ==============    ===========

================================================================================
8. Illiquid and Restricted Securities

At March 31, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid or restricted securities subject to this limitation at March 31, 1998 was $17,519,472, which represents 6.53% of the Fund's net assets.

================================================================================
9. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the six months ended March 31, 1998.


                     32 Oppenheimer International Bond Fund

--------------------------------------------------------------------------------
Oppenheimer International Bond Fund
--------------------------------------------------------------------------------

A series of Oppenheimer International Bond Fund


================================================================================
Officers and Trustees James C. Swain, Chairman and Chief Executive Officer
                      Bridget A. Macaskill, Trustee and President
                      Robert G. Avis, Trustee
                      William A. Baker, Trustee
                      Charles Conrad, Jr., Trustee
                      Jon S. Fossel, Trustee
                      Sam Freedman, Trustee
                      Raymond J. Kalinowski, Trustee
                      C. Howard Kast, Trustee
                      Robert M. Kirchner, Trustee
                      Ned M. Steel, Trustee
                      George C. Bowen, Trustee, Vice President, Treasurer and
                        Assistant Secretary
                      Andrew J. Donohue, Vice President and Secretary
                      Ashwin Vasan, Vice President
                      Robert J. Bishop, Assistant Treasurer
                      Scott T. Farrar, Assistant Treasurer
                      Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor    OppenheimerFunds, Inc.

================================================================================
Distributor           OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and          OppenheimerFunds Services
Shareholder
Servicing Agent

================================================================================
Custodian of          The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors  Deloitte & Touche LLP

================================================================================
Legal Counsel         Myer, Swanson, Adams & Wolf, P.C.

The financial statements included herein have been taken from the records of the Fund without examination of the independent auditors. This is a copy of a report to shareholders of Oppenheimer International Bond Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer International Bond Fund. For material information concerning the Fund, see the Prospectus.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.



                     33 Oppenheimer International Bond Fund

--------------------------------------------------------------------------------
OppenheimerFunds Family
--------------------------------------------------------------------------------

=============================================================================================
Real Asset Funds
---------------------------------------------------------------------------------------------
Real Asset Fund               Gold & Special Minerals Fund

=============================================================================================
Global Stock Funds
---------------------------------------------------------------------------------------------
Developing Markets Fund       International Growth Fund         Quest Global Value Fund
International Small           Global Fund                       Global Growth &Income Fund
 Company Fund

=============================================================================================
Stock Funds
---------------------------------------------------------------------------------------------
Enterprise Fund               MidCap Fund                       Growth Fund
Discovery Fund                Capital Appreciation Fund         Disciplined Value Fund
Quest Small Cap Value Fund    Quest Capital Value Fund          Quest Value Fund

=============================================================================================
Stock & Bond Funds
---------------------------------------------------------------------------------------------
Main Street Income &          Total Return Fund                 Disciplined Allocation Fund
 Growth Fund                  Quest Balanced                    Multiple Strategies Fund
Quest Opportunity              Value Fund(1)                    Convertible Securities Fund(2)
 Value Fund                   Equity Income Fund

=============================================================================================
Taxable Bond Funds
---------------------------------------------------------------------------------------------
International Bond Fund       Champion Income Fund              U.S. Government Trust
World Bond Fund               Strategic Income Fund             Limited-Term Government Fund
High Yield Fund               Bond Fund

=============================================================================================
Municipal Funds
---------------------------------------------------------------------------------------------
California Municipal Fund(3)  Pennsylvania Municipal Fund(3)    Rochester Division:
Florida Municipal Fund(3)     Municipal Bond Fund               Rochester Fund Municipals
New Jersey Municipal Fund(3)  Insured Municipal Fund            Limited Term New York
New York Municipal Fund(3)    Intermediate Municipal Fund       Municipal Fund

=============================================================================================
Money Market Funds(4)
---------------------------------------------------------------------------------------------
Money Market Fund      Cash Reserves

1. On 5/18/98, the Fund's name was changed from "Quest Growth & Income Value Fund."

2. On 4/28/98, the Fund's name was changed from "Bond Fund for Growth."

3. Available only to investors in certain states.

4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203.

(C) Copyright 1998 OppenheimerFunds, Inc. All rights reserved.


                     34 Oppenheimer International Bond Fund

                               [GRAPHIC OMITTED]

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transactions now available

--------------------------------------
www.oppenheimerfunds.com
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General Information

Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

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1-800-525-7048
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Account Transactions

Mon-Fri 8:30am-8pm ET

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1-800-852-8457
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PhoneLink

24-hr automated information
and automated transactions

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1-800-533-3310
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Telecommunication Device
for the Deaf (TDD)

Mon-Fri 8:30am-2pm ET

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1-800-843-4461
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OppenheimerFunds
Information Hotline

24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

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1-800-835-3104
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 Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.


                                                     [LOGO] OppenheimerFunds(SM)
                                                               Distributor, Inc.

RS0880.001.0398  May 29, 1998